UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549



                         FORM 8-K



                     CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  Jan. 9, 1998

----------------------------------------------------------------

                                                  (Dec. 22, 1997)

                                                   -------------



                          Bradlees, Inc.

                          --------------

      (Exact Name of Registrant As Specified In Its Charter)



                          Massachusetts

                          -------------

          (State Or Other Jurisdiction of Incorporation)





       1-11134                            04-3156108

       -------                            ----------

(Commission File Number)       (IRS Employer Identification No.)



One Bradlees Circle; Braintree, Massachusetts          02184

-------------------------------------------            -----

(Address Of Principal Executive Offices)             (Zip Code)



                         (781) 380-3000

                         --------------

       (Registrant's telephone number, including area code)



                         Not Applicable

                         --------------

  (Former name or former address,  if changed since last report)



                     Exhibit Index on Page

                Page 1 of 4 (Excluding Exhibits)





Item 5:  OTHER EVENTS

         ------------



     As reported in its Form 10-Q for the quarterly period ended November 1, 1997, which was filed on December 16, 1997, Bradlees, Inc. and subsidiaries (collectively the "Company") obtained a commitment in December for a new $250 million financing facility (the "New Facility"), with a sublimit of $125 million for letters of credit, with BankBoston, N.A. ("BBNA"), as Administrative Agent and as Issuing Bank, under which the Company is allowed to borrow (in the form of direct loans and letters of credit) up to $250 million for general corporate purposes, working capital and inventory purchases. In addition, as part of the New Facility, the Company obtained a commitment from BBNA for a $250 million post-Chapter 11 revolving line of credit. The New Facility was approved by the Bankruptcy Court on December 22, 1997 and finalized on December 23, 1997. The New Facility replaced the Company's prior $200 million DIP facility.



      The New Facility consists of (a) an up to eighteen month debtor-in-possession revolving credit facility in the maximum principal amount of $250 million (the "New DIP") with a $20 million sublimit for Overadvance Borrowings (as defined) and (b) subject to meeting certain conditions, an up to three year post-confirmation revolving credit facility in the maximum principal amount of $250 million (the "Exit Facility"). The commitment period for the combined facilities cannot exceed four years. Copies of the New DIP and Exit Facility are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. A summary of the material features of the New Facility was set forth in the Company's November 1, 1997 Form 10-Q (Note 4 to the Condensed Consolidated Financial Statements). The New Facility provides the Company with greater availability and liquidity for lesser fees, and for a longer term, than was provided under the prior DIP facility. In addition, the New Facility has the added benefit of being accompanied by the commitment for exit financing.



Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

         --------------------------------------------------------

         AND EXHIBITS

         ------------



Exhibit:  10.1  Revolving Credit and Guaranty Agreement, dated as of December 23, 1997, between BankBoston, N.A.,

                as Administrative Agent and as Issuing Bank, and the

                borrower, Bradlees Stores, Inc., a

                Debtor-in-Possession, with Bradlees, Inc.,

                Bradlees Administrative Co., Inc. and the

                Subsidiaries of the Borrower as Guarantors.



          10.2  Form of Revolving Credit and Guaranty Agreement

                between BankBoston, N.A., as Administrative Agent

                and as Issuing Bank, and the reorganized Bradlees

                Stores, Inc. as contemplated in a plan of

                reorganization.



                                  2



                          INDEX TO EXHIBITS

                          -----------------







Exhibit No.          Exhibit                             Page No.

-----------          -------                             --------

10.1        Revolving Credit and Guaranty Agreement,           5

            dated as of December 23, 1997, between

            BankBoston, N.A. as Administrative Agent and

            as Issuing Bank, and the borrower, Bradlees

            Stores, Inc., a Debtor-in-Possession, with

            Bradlees, Inc., Bradlees Administrative

            Co., Inc. and the Subsidiaries of the Borrower

            as Guarantors.



10.2        Form of Revolving Credit and Guaranty Agreement   94

            between BankBoston, N.A., as Administrative

            Agent and as Issuing Bank, and the reorganized

            Bradlees Stores, Inc. as contemplated in a plan

            of reorganization.







3



                           SIGNATURES

                           ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              BRADLEES, INC.





Date:  January 9, 1998      By  /s/ PETER THORNER

                                 -------------------------------

                                  Peter Thorner

                                  Chairman and

                                  Chief Executive Officer







Date:  January 9, 1998      By  /s/ CORNELIUS F. MOSES III

                                 -------------------------------

                                  Cornelius F. Moses III

                                  Senior Vice President,

                                  Chief Financial Officer





                             4